Exhibit 10.1

Execution Version

STOCK AND WARRANT PURCHASE AGREEMENT

This Stock and Warrant Purchase Agreement (“Agreement”) is made and entered into this 7th day of January, 2016, by and between PharmaCyte Biotech, Inc., a Nevada corporation, with a business address of 12510 Prosperity Drive, Suite 310, Silver Spring, Maryland 20904 (“Seller”), and Berkshire Capital Management Co., Inc., a Delaware corporation, with a business address of 670 White Plains Road, Suite 120, Scarsdale New York 10583 (“Purchaser”). Both Seller and Purchaser are referred to individually as a “Party” and jointly as the “Parties.”

RECITALS

WHEREAS, Seller is a clinical stage biotechnology company focused on developing targeted treatments for cancer and diabetes;

WHEREAS, Seller is a “reporting company” that has a class of stock registered under the Securities and Exchange Act of 1934, as amended (“Exchange Act”). Seller is subject to the periodic reporting requirements of the Exchange Act and the regulations implementing the Exchange Act promulgated by the U.S. Securities and Exchange Commission (“Commission”). Seller’s common stock is quoted on the OTC Markets, Inc. electronic quotation system under the trading symbol “PMCB”; and

WHEREAS, Seller desires to sell and Purchaser desires to purchase eight million five hundred thousand (8,500,000) restricted shares of Seller’s common stock (“Purchased Shares”) and warrants to purchase eight million five hundred thousand (8,500,000) shares of Seller’s common stock (“Warrants,” which term shall include the Warrant Shares (as defined below), except where context requires otherwise) on the terms and subject to the conditions set forth in this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement, the sufficiency and adequacy of which are acknowledged by the Parties, and in order to consummate the purchase and the sale of the Purchased Shares and Warrants, it is hereby agreed as follows:

1. Purchase and Sale. Subject to the terms and conditions hereinafter set forth, at the Closing (defined below), Seller shall sell, convey, transfer, and deliver to Purchaser: (i) a certificate representing the Purchased Shares; and (ii) a certificate representing the Warrants to purchase Seller’s common stock, substantially in the form attached hereto as Exhibit A, in consideration of the Purchase Price. The certificates representing the Purchased Shares and Warrants shall be duly issued in the name of the Purchaser. The Purchaser’s address is 670 White Plains Road, Suite 120, Scarsdale, New York 10583.

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2. Amount of Purchase Price. As total consideration for the purchase of the Purchased Shares and Warrants, Purchaser shall pay to Seller at the Closing the purchase price (“Purchase Price”) of five hundred ten thousand dollars ($510,000.00).

3. Representations and Warranties of Seller. Seller hereby warrants and represents:

(a) Seller has all requisite power and authority to execute, deliver, and perform its obligations under this Agreement, and, when executed and delivered by Seller, shall constitute the valid and binding obligation of Seller, enforceable against Seller in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws affecting creditors’ rights and remedies generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity);

(b) The Purchased Shares have been duly authorized and, when conveyed by Seller to Purchaser at the Closing, all in accordance with the terms of this Agreement, will be duly and validly issued, fully paid and non-assessable;

(c) Neither the execution or delivery of this Agreement, nor any other documents required to be executed and delivered by Seller hereunder, nor the consummation of the transaction contemplated hereby: (i) conflicts with or constitutes any violation or breach, or gives any other person any rights (including, but not limited to, any legal rights to acceleration, termination, cancellation or recession) under any document or agreement to which Seller is a party. Neither Seller’s entry into this Agreement, nor Seller’s representations made in this Agreement, constitute a violation of any order or applicable law that Seller or to which Seller’s assets are bound by or subject; and

(d) Seller is a corporation validly existing and in good standing under the laws of the State of Nevada.

4. Representations and Warranties of Purchaser. Purchaser hereby warrants and represents:

(a) Purchaser has all requisite corporate power and authority to execute, deliver and perform its obligations under the Agreement, and the execution, delivery, and performance by Purchaser of its obligations under the Agreement has been duly authorized by all requisite action on the part of Purchaser and the Agreement, when executed and delivered by Purchaser, shall constitute the valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws affecting creditors’ rights and remedies generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity);

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(b) With respect to the Purchased Shares acquired by Purchaser and the common stock of the Seller issuable upon exercise of the Warrants (“Warrant Shares”), Purchaser acknowledges that neither the Purchased Shares nor the Warrant Shares have been registered under the Securities Act of 1933, as amended (“Securities Act”) and are “Restricted Securities” within the meaning of Rule 144 under the Securities Act. As such, neither the Purchased Shares nor the Warrant Shares may be resold in or transferred unless Seller registers them under Section 5 of the Securities Act, or has received an opinion of counsel to Purchaser or any successor in interest thereto reasonably satisfactory to Seller that such resale or transfer is exempt from the registration requirements of the Securities Act. Purchaser acknowledges that a no public market exists for the Purchased Shares or the Warrants. Purchaser understands that no assurance can be given that such a trading market will further develop at any time, or, if so developed, that it will continue;

(c) Purchaser further acknowledges and agrees that its purchase of the Purchased Shares and of the Warrants involves risks. Purchaser: (i) either alone or together with its representatives has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of this investment, and make an informed decision to so invest, and has so evaluated the risks and merits of such investment; (ii) has the ability to bear the economic risks of this investment for an indefinite period and can afford a complete loss of such investment; (iii) understands the terms of, and the risks associated with the acquisition of the Purchased Shares and of the Warrants, including, without limitation, a lack of liquidity, price transparency or pricing availability and risks associated with the industry in which Seller operates; (iv) has had the opportunity to review such disclosures regarding Sellers’s business, financial condition and prospects as Purchaser has determined to be necessary in connection with the acquisition of the Purchased Shares and of the Warrants, including Seller’s public filings of Forms 10-K, 10-Q, and 8-K with the Commission, and the risk factors set forth therein, (v) has had the opportunity to review the Form 8-K that Seller filed with the Commission on December 31, 2015 pursuant to which it advised the public that that the previously issued audited financial statements for the year ended April 30, 2015 and the unaudited financial statements for the interim periods ended July 31, 2015 and October 31, 2015 should no longer be relied upon and that disclosure should be made to prevent future reliance on these financial statements and that Purchaser is aware that the items listed in such Form 8-K are preliminary and subject to change and that there can be no assurance that the final adjustments in the financial statements being restated will not differ materially from the estimated amounts set forth therein or that additional adjustments will not be identified; (vi) is an “accredited investor" as that term is defined in Regulation D promulgated under Securities Act; (vii) acknowledges and agrees that the Purchased Shares and the Warrants are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Seller is relying upon the truth and accuracy of, and such Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the Purchased Shares and the Warrants; and (viii) understands and acknowledges that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

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(d) Purchaser has received or has had full access to all the information Purchaser considers necessary or appropriate to make an informed investment decision with respect to the Purchased Shares and Warrants. Purchaser further has had an opportunity to ask questions of and receive answers from the management of Seller regarding the Purchased Shares and Warrants and to obtain additional information necessary to verify any information furnished to Purchaser or to which Purchaser had access. Further, Purchaser has undertaken its own review of the business of Seller and the wisdom of an investment in the Purchased Shares and of the Warrants. Purchaser has had the opportunity to review all of the books, records and all Commission filings of Seller, including all of Seller’s audited financial statements and disclosures, the above referenced Form 8-K and risk factors that Seller has published concerning its operations as a company reporting to the Commission;

(e) Purchaser is acquiring the Purchased Shares and Warrants for its own account, and not with a view towards a public distribution of those Purchased Shares and Warrants as an underwriter for Seller, as that term is defined in the Securities Act. Purchaser acknowledges that it is not acquiring the Purchased Shares and Warrants as the result of any advertisement or solicitation, including any publicly issued or circulated newspaper, mail, radio, television or other form of general advertising or solicitation in connection with the offer, sale and purchase from Seller regarding Purchaser’s investment pursuant to this Agreement; and

(f) Purchaser represents that Purchaser is familiar with the requirements of Rule 144 of the Securities Act, as presently in effect, and understands the resale limitations imposed thereby. Purchaser understands that Seller is under no obligation to register any of the Purchased Shares, the Warrants or the Warrant Shares. Purchaser acknowledges that the certificates for the Purchased Shares, the Warrants and the Warrant Shares will bear a legend substantially in the form set forth below:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“ACT”), OR UNDER THE SECURITIES LAWS OF ANY OTHER JURISDICTION. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. PURCHASERS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

(g) Purchaser is a corporation validly existing and in good standing under the laws of the State of Delaware.

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5. Representations, Warranties and Covenants of Seller and Purchaser.

(a) Seller and Purchaser hereby represent and warrant that there has been no act or omission by Seller or Purchaser which would give rise to any valid claim against any of the Parties for a brokerage commission, finder's fee or other like payment in connection with the transaction contemplated hereby, except for such claims as shall have been waived on or before the Closing Date (defined below) and a fee in the amount of $30,000 owed by Seller to Chardan Capital Markets, LLC;

(b) The representations and warranties of Seller and Purchaser contained herein or in any document furnished pursuant hereto shall survive the Closing of this transaction. Each Party acknowledges and agrees that, except as expressly set forth in this Agreement or any closing document, no Party has made (and no Party is relying on) any representation or warranties of any nature, express or implied, regarding anything relating to the transaction contemplated by this Agreement that are not contained herein; and

(c) Purchaser and Seller agree that each will, at any time and from time to time after the Closing, upon the request of the other Party, do, execute, acknowledge and deliver, or will cause to be done, executed, acknowledged and delivered, all such further acts, assignments, transfers, conveyances, powers of attorney and assurances as may be reasonably required from time to time in order to effectuate the provisions and purposes of this Agreement.

6. Conditions to Purchaser’s Obligations at Closing.

(a) Representations and Warranties. Each of the representations and warranties of Seller shall be true and complete on and as of the Closing; and

(b) Performance. Seller shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by him on or before the Closing.

7. Conditions to Seller’s Obligations at Closing.

(a) Representations and Warranties. Each of the representations and warranties of Purchaser shall be true and complete on and as of the Closing; and

(b) Payment of Purchase Price. Purchaser shall have delivered to Seller, in accordance with the terms of Section 8, the Purchase Price for the Purchased Shares and Warrants to be acquired by Purchaser pursuant to this Agreement.

8. The Closing. Subject to the satisfaction or waiver of the conditions in this Agreement, the closing of the sale to the Purchaser (“Closing”) shall take place on or before January 8, 2016 (or on such other date as is mutually agreed upon by the Parties) (“Closing Date”). On the Closing Date, Purchaser shall pay the Purchase Price to Seller by wire transfer of immediately available funds to Seller’s account at Bank of America, located at 100 West 33rd Street, New York, NY 10001. Purchaser acknowledges that Purchaser has been provided wire transfer information that enables the Purchase Price to be transferred to Seller’s bank for the benefit of Seller.

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9. General Provisions.

(a) Entire Agreement. This Agreement constitutes the entire agreement between the parties (except the rights and obligations of the Parties as set forth in the Warrants) and supersedes all prior agreements and understandings, oral and written, between the Parties with respect to the subject matter hereof. This Agreement may not be amended except by a written agreement signed by Purchaser and Seller.

(b) Sections and Other Headings; Interpretation. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement. Whenever the context requires, words used in the singular shall be construed to mean or include the plural and vice versa, and pronouns of any gender shall be deemed to include and designate the masculine, feminine or neuter gender.

(c) Governing Law; Jurisdiction. This Agreement shall be deemed to be a contract made under the laws of the State of New York. This Agreement and the construction, validity, enforcement, performance and interpretation of, or any dispute or claim arising out of or in relation to, this Agreement (whether in contract, tort or otherwise) shall be construed in accordance with the laws of the State of New York without giving effect to the rules of the State of New York governing the conflicts of laws (other than Section 5-1401 of the General Obligations Law of the State of New York). Each Party agrees that all legal proceedings concerning the interpretations, enforcement and defense of this Agreement and the transactions herein contemplated (“Proceedings”) (whether brought against a Party or its respective Affiliates, employees or agents) shall be commenced exclusively in the New York Courts. Each Party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any New York Court, or that such Proceeding has been commenced in an improper or inconvenient forum. Each Party hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such Party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each Party hereby irrevocably, knowingly and voluntarily waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any Proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. For purposes of this Agreement, “New York Courts” means the state and federal courts sitting in the State of New York, City of New York, Borough of Manhattan.

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(d) Severability. If any provision of this Agreement is determined by any court of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such provision will be enforced to the maximum extent possible given the intent of the Parties hereto. If such clause or provision cannot be so enforced, such provision shall be stricken from this Agreement and the remainder of this Agreement shall be enforced as if such invalid, illegal or unenforceable clause or provision had (to the extent not enforceable) never been contained in this Agreement.

(e) Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the Party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

(f) Waiver. The rights and remedies of the Parties are cumulative and not alternative. Neither the failure nor any delay by any Party in exercising any right, power, or privilege under this Agreement, or the documents referred to in this Agreement, will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege.

(g) Successors and Assigns. Except as otherwise provided in this Agreement, this Agreement, and the rights and obligations of the Parties hereunder, will be binding upon and inure to the benefit of the Parties’ respective successors, assigns, heirs, executors, administrators and legal representatives.

(h) Survival of Warranties. The representations, warranties and covenants of Seller and Purchaser contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing.

(i) Notices. All notices, requests and demands (“Notice”) to or upon a Party, to be effective, shall be in writing and shall be sent: (i) certified or registered mail, return receipt requested; (ii) by personal delivery against receipt; (iii) by overnight courier; or (iv) by email and, unless otherwise expressly provided herein, and shall be deemed to have been validly served, given, delivered and received: (x) on the date indicated on the receipt, when delivered by personal delivery against receipt or by certified or registered mail; (y) one business day after deposit with an overnight courier; or (z) in the case of email notice, when sent. Notices shall be addressed as follows:

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To Seller:

PharmaCyte Biotech, Inc.

Attention: Chief Executive Officer

12510 Prosperity Drive, Suite 310

Silver Spring, Maryland 20904

Email: kwaggoner@PharmaCyte.com

To Purchaser:

Berkshire Capital Management Co., Inc.

Attention: President

670 White Plains Road, Suite 120

Scarsdale New York 10583

Email: berkshirecapital@mindspring.com

With a copy to:

Mailander Law Office, Inc.

835 5th Avenue, Ste. 312

San Diego, CA 92101

tmailander@gmail.com

Either Party may change the address to which Notices for him or it shall be addressed by providing Notice of such change to the other Party in the manner set forth in this subsection 9(i).

(j) Third Parties. Nothing in this Agreement, express or implied, is intended to confer upon any person, other than the Parties hereto and their successors and assigns, any rights or remedies under or by reason of this Agreement.

(k) Preparation of Agreement. Purchaser prepared this Agreement solely on its behalf. Each Party to this Agreement acknowledges that: (i) the Party had the advice of, or sufficient opportunity to obtain the advice of, legal counsel separate and independent of legal counsel for any other Party hereto; (ii) the terms of the transactions contemplated by this Agreement are fair and reasonable to such Party; and (iii) such Party has voluntarily entered into the transactions contemplated by this Agreement without duress or coercion. Each Party further acknowledges that such Party was not represented by the legal counsel of the other Party in connection with the transactions contemplated by this Agreement, nor was he or it under any belief or understanding that such legal counsel was representing his or its interests. Each Party agrees that no conflict, omission or ambiguity in this Agreement, or the interpretation thereof, shall be presumed, implied, or otherwise construed against the other Party on the basis that such Party was responsible for drafting this Agreement.

[Signature page follows]

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IN WITNESS WHEREOF, each of the undersigned has duly executed this Stock and Warrant Purchase Agreement as of the date first written above.

SELLER

PharmaCyte Biotech, Inc.

By: _/s/ Kenneth L. Waggoner ____________

Printed Name: Kenneth L. Waggoner

Title: Chief Executive Officer

PURCHASER

Berkshire Capital Management Co., Inc.

By: _/s/ Joseph Fiore ____________________

Printed Name: Joseph Fiore

Title: President

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EXHIBIT A

FORM OF WARRANT

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NEITHER THESE SECURITIES NOR THE SECURITIES ISSUABLE UPON THE EXERCISE OF THESE SECURITIES HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY (AS DEFINED BELOW).

PHARMACYTE BIOTECH, INC.

COMMON STOCK WARRANT AGREEMENT

Original Issue Date: January 7, 2016

This Common Stock Warrant Agreement (“Warrant Agreement”) certifies that, for value received, Berkshire Capital Management Co., Inc., a Delaware corporation, or its assigns (“Holder”) is entitled to purchase from PharmaCyte Biotech, Inc., a Nevada corporation (“Company”), up to a total of 8,500,000 shares of Common Stock (as defined below) (each, a “Warrant” and collectively, the “Warrants,” and each such share of Common Stock, a “Warrant Security” and all such shares of Common Stock, the “Warrant Securities”), at any time and from time to time through and including January 7, 2021 (“Expiration Date”), all on the terms and subject to the conditions set forth below:

1. Definitions. As used in this Warrant Agreement, the following terms shall have the definitions set forth in this Section 1. Other capitalized terms used and not otherwise defined shall have the meanings set forth in that certain Stock and Warrant Purchase Agreement, dated January 7, 2016, between the Company and the Holder.

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144.

“Business Day” means any day except a Saturday, Sunday and any day that is a federal legal holiday or a day on which banking institutions in the State of New York or the State of Maryland are authorized or required by law or other governmental action to close.

“Common Stock” means the common stock of the Company, $0.0001 par value per share, and any securities into which such common stock may hereafter be reclassified or for which it may be exchanged as a class.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exercise Price” means $0.12 in United States Dollars, subject to adjustment in accordance with Section 9 of this Warrant Agreement.

“Fundamental Transaction” means any of the following: (i) the Company effects any merger or consolidation of the Company with or into another Person as a result of which transaction, the stockholders of the Company as of a time immediately prior to such transaction no longer hold at least 50% of the voting securities of the surviving entity; (ii) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions; (iii) any tender offer or exchange offer (whether by the Company or another Person), as defined under the federal securities laws, is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property; or (iv) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is converted into or exchanged for other securities, cash or property.

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“New York Courts” means the state and federal courts sitting in the State of New York, City of New York, Borough of Manhattan.

“Original Issue Date” means the Original Issue Date first set forth on the first page of this Warrant Agreement.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Rule 144” means Rule 144 promulgated by the Securities and Exchange Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Securities and Exchange Commission having substantially the same effect as such Rule.

“Securities Act” means the Securities Act of 1933, as amended.

“Trading Day” means a day on which the Common Stock is traded or quoted on a Trading Market; provided, that if the Common Stock is not traded or quoted on a Trading Market, then “Trading Day” shall mean a Business Day.

“Trading Market” means whichever of the New York Stock Exchange, the NYSE MKT, The NASDAQ Global Select Market, The NASDAQ Global Market, The NASDAQ Capital Market, the OTC Bulletin Board or any market owned or operated by OTC Markets Group Inc. (or any similar organization or agency succeeding to its functions of reporting prices) on which the Common Stock is listed or quoted for trading on the date in question.

2. Registration of Warrants. The Company shall register these Warrants upon records to be maintained by the Company for that purpose (“Warrant Register”), in the name of the record Holder from time to time. The Company may deem and treat the registered Holder of these Warrants as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

3. Registration of Transfers. On the terms and subject to the conditions set forth in this Warrant Agreement, the Company shall register the transfer of any portion of these Warrants in the Warrant Register, upon surrender of these Warrants, with the Form of Assignment attached hereto duly completed and signed, to the Company at its address specified in this Warrant Agreement. Upon any such registration or transfer, a new certificate representing the right to purchase Warrant Securities in substantially the form of this Warrant Agreement (a “New Warrant Certificate”), evidencing the portion of these Warrants so transferred shall be issued to the transferee and a New Warrant Certificate evidencing the remaining portion of these Warrants not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Warrant Certificate by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations of a holder of a Warrant.

4. Exercise and Duration of Warrants. These Warrants shall be exercisable by the registered Holder at any time and from time to time through and including the Expiration Date. At 5:00 p.m., Eastern Standard Time, on the Expiration Date, the portion of these Warrants not exercised prior thereto shall be and become void and of no value.

5. Delivery of Warrant Securities. Upon delivery of the Exercise Notice (in the form attached hereto) to the Company (with the attached Warrant Exercise Log) at its address for notice set forth herein and upon payment of the Exercise Price in accordance with Section 10, the Company shall promptly (but in no event later than five Trading Days after the Date of Exercise (as defined herein)) issue and deliver to the Holder, a certificate for the Warrant Securities issuable upon such exercise. A “Date of Exercise” means the date on which the Holder shall have delivered to the Company: (i) the Exercise Notice (with the Warrant Exercise Log attached to it), appropriately completed and duly signed; and (ii) payment of the Exercise Price for the number of Warrant Securities so indicated by the Holder to be purchased.

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6. Charges, Taxes and Expenses. Issuance and delivery of Warrant Securities upon exercise of any Warrants shall be made without charge to the Holder for any issue or transfer tax, withholding tax, transfer agent fee or other incidental tax or expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Warrant Securities or Warrants in a name other than that of the Holder. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring these Warrants or receiving Warrant Securities upon exercise hereof.

7. Replacement of Warrant. If this Warrant Agreement is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant Agreement, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity (which shall not include a surety bond), if requested. Applicants for a New Warrant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable third-party costs as the Company may prescribe. If a New Warrant Certificate is requested as a result of a mutilation of this Warrant Agreement, then the Holder shall deliver such mutilated Warrant Agreement to the Company as a condition precedent to the Company’s obligation to issue the New Warrant.

8. Warrant Securities. The Company covenants that all Warrant Securities issuable pursuant to this Warrant shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly authorized, validly issued and fully paid and non-assessable and not subject to the preemptive rights of any other holder of common stock.

(a)              Reservation of Securities. Company shall at all times reserve and keep available out of its authorized common stock, solely for the purpose of issuance upon the exercise of the Warrant Shares, such number of shares of its common stock as shall be issuable upon the exercise thereof.

9. Certain Adjustments. The Exercise Price and number of Warrant Securities issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 9.

(a) Stock Dividends and Splits. If the Company, at any time while these Warrants are outstanding: (i) pays a stock dividend on its Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Common Stock; (ii) subdivides outstanding shares of Common Stock into a larger number of shares; or (iii) combines outstanding shares of Common Stock into a smaller number of shares, then in each such case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to clause (i) of this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution, and any adjustment pursuant to clause (ii) or (iii) of this paragraph shall become effective immediately after the effective date of such subdivision or combination.

(b) Fundamental Transactions. If, at any time while these Warrants are outstanding there is a Fundamental Transaction, then the Holder shall have the right thereafter to receive, upon exercise of these Warrants, the same amount and kind of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of the number of Warrant Securities then issuable upon exercise in full of these Warrants (“Alternate Consideration”). For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this paragraph.

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(c) Adjustments for Other Distributions. In the event the Company shall declare a distribution on the outstanding Common Stock that is payable in securities of other Persons, evidences of indebtedness issued by the Company or other Persons, assets (excluding cash dividends or distributions to the holders of Common Stock paid out of current or retained earnings and declared by the Company’s Board of Directors) or options or rights, then, in each such case for the purpose of this Section 9(c), upon exercise of any Warrants, the Holder shall be entitled to a proportionate share of any such distribution as though the Holder was the actual record holder of the number of shares of Common Stock which might have been purchased upon exercise of any Warrants immediately prior to the record date fixed for the determination of the holders of Common Stock of the Company entitled to receive such distribution (or the date of such distribution if no record date is fixed).

(d) Number of Warrant Securities. Simultaneously with any adjustment to the Exercise Price pursuant to this Section 9, the number of Warrant Securities that may be purchased upon exercise of these Warrants shall be increased or decreased proportionately, so that after such adjustment the aggregate Exercise Price payable hereunder for the adjusted number of Warrant Securities shall be the same as the aggregate Exercise Price in effect immediately prior to such adjustment.

(e) Calculations. All calculations under this Section 9 shall be made to the nearest cent or the nearest 1/100th of a share, as applicable. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

(f) Notice of Adjustments. Upon the occurrence of each adjustment pursuant to this Section 9, the Company at its expense will promptly compute such adjustment in accordance with the terms of this Warrant Agreement and prepare a certificate setting forth such adjustment, including a statement of the adjusted Exercise Price and adjusted number or type of Warrant Securities or other securities issuable upon exercise of these Warrants (as applicable). Upon written request, the Company will promptly deliver a copy of each such certificate to the Holder.

10. Payment of Exercise Price. The Holder may pay the Exercise Price in one of the following manners:

(a) Cash Exercise. The Holder may deliver immediately available funds; or

(b) Cashless Exercise. The Holder may notify the Company in an Exercise Notice of its election to utilize cashless exercise, in which event the Company shall issue to the Holder the number of Warrant Securities determined as follows:

X = Y(A-B)/A

where:

X = the number of Warrant Securities to be issued to the Holder.

Y = the number of Warrant Securities with respect to which these Warrants are being exercised (inclusive of the Warrant Securities surrendered to the Company in payment of the aggregate Exercise Price).

A = the arithmetic average of the Closing Sale Prices (as defined below) of one share of Common Stock for the five (5) consecutive Trading Days ending on the date immediately preceding the date of the Exercise Notice.

B = the Exercise Price.

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The term “Closing Sale Price” means, for any security as of any date, the last closing bid price and last closing trade price, respectively, for such security on the Trading Market, as reported by Bloomberg, or, if the Trading Market operates on an extended hours basis and does not designate the closing bid price or the closing trade price, as the case may be, then the last bid price or the last trade price, respectively, of such security prior to 4:00:00 p.m., New York City time, as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price or last trade price, respectively, of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price or last trade price, respectively, is reported for such security by Bloomberg, the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported in the OTC Link by OTC Markets Group Inc.. If the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Sale Price of such security on such date shall be the fair market value as mutually determined by the Company and the Registered Holder. If the Company and the Registered Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to Section 14(b) hereof. All such determinations are to be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.

For purposes of Rule 144 promulgated under the Securities Act, it is intended, understood and acknowledged that the Warrant Securities issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Securities shall be deemed to have commenced, on the Original Issue Date appearing on page one.

11. Limitations on Exercise. Notwithstanding anything to the contrary contained herein, the number of Warrant Securities that may be acquired by the Holder upon any exercise of these Warrants (or otherwise in respect hereof) shall be limited to the extent necessary to insure that, following such exercise (or other issuance), the total number of shares of Common Stock then beneficially owned by such Holder and its Affiliates and any other Persons whose beneficial ownership of Common Stock would be aggregated with the Holder’s for purposes of Section 13(d) of the Exchange Act, does not exceed 9.99% of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such exercise). For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. Notwithstanding anything to the contrary contained in this Warrant Agreement: (i) no term of this Section 11 may be waived by any party, nor may any term of this Section 11 be amended such that the threshold percentage of ownership as set forth above would be directly or indirectly increased; (ii) this restriction runs with these Warrants and may not be modified or waived by any subsequent Holder hereof; and (iii) any attempted waiver, modification or amendment of this Section 11 will be void ab initio.

12. No Fractional Shares. No fractional Warrant Securities will be issued in connection with any exercise of these Warrants. In lieu of any fractional shares, which would otherwise be issuable, the Company shall pay cash equal to the product of such fraction multiplied by the closing price of one share of Common Stock as reported by the applicable Trading Market on the date of exercise.

13. Notices. Any and all notices or other communications or deliveries hereunder (including, without limitation, any Exercise Notice) shall be in writing and shall be deemed given and effective on the earliest of: (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section 13 prior to 5:00 p.m. (Eastern Standard Time) on a Trading Day; (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section 13 on a day that is not a Trading Day or later than 6:30 p.m. (Eastern Standard Time) on any Trading Day, (iii) the Trading Day following the date of mailing, if sent by nationally recognized overnight courier service; or (iv) upon actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be: (i) if to the Company, to PharmaCyte Biotech, Inc., 12510 Prosperity Drive, Suite 310, Silver Spring, Maryland 20904, Attention: Chief Executive Officer (or such other address as the Company shall indicate in writing in accordance with this Section 13), or via facsimile to (631) 240-8900, or (ii) if to the Holder, to the address or facsimile number appearing on the Warrant Register or such other address or facsimile number as the Holder may provide to the Company in accordance with this Section 13.

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14. Miscellaneous.

(a) This Warrant Agreement shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns. Subject to the preceding sentence, nothing in this Warrant Agreement shall be construed to give to any Person other than the Company and the Holder any legal or equitable right, remedy or cause of action under these Warrants. This Warrant Agreement may be amended only in writing signed by the Company and the Holder and their successors and assigns. The foregoing sentence shall be subject to the restrictions on waivers and amendments set forth in Section 11 of this Warrant Agreement.

(b) All questions concerning the construction, validity, enforcement, performance and interpretation of this Warrant Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof (other than Section 5-1401 of the General Obligations Law of the State of New York). Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of this Warrant Agreement and the transactions herein contemplated (“Proceedings”) (whether brought against a party hereto or its respective Affiliates, employees or agents) shall be commenced exclusively in the New York Courts. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any New York Court, or that such Proceeding has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Warrant Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Warrant Agreement or the transactions contemplated hereby. If either party shall commence a Proceeding to enforce any provisions of this Warrant Agreement, then the prevailing party in such Proceeding shall be reimbursed by the other party for its attorney’s fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Proceeding.

(c) The failure of any of the parties hereto to at any time enforce any of the provisions of this Warrant Agreement shall not be deemed or construed to be a waiver of any such provision, nor to in any way effect the validity of this Warrant Agreement or the Warrants or any provision hereof or the right of any of the parties hereto to thereafter enforce each and every provision of this Warrant Agreement. No waiver of any breach, non-compliance or non-fulfillment of any of the provisions of this Warrant Agreement shall be effective unless set forth in a written instrument executed by the party or parties against whom or which enforcement of such waiver is sought; and no waiver of any such breach, non-compliance or non-fulfillment shall be construed or deemed to be a waiver of any other or subsequent breach, non-compliance or non-fulfillment.

(d) The headings herein are for convenience only, do not constitute a part of this Warrant Agreement and shall not be deemed to limit or affect any of the provisions hereof. Whenever the context requires, words used in the singular shall be construed to mean or include the plural and vice versa, and pronouns of any gender shall be deemed to include and designate the masculine, feminine or neuter gender.

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(e) In case any one or more of the provisions of this Warrant Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant Agreement shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant Agreement.

(f) Prior to exercise of a Warrant, the Holder hereof shall not, by reason of being a Holder, be entitled to any rights of a stockholder with respect to the Warrant Securities.

(g) Wherever possible, each provision of this Warrant Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant Agreement.

[Signature page follows.]

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IN WITNESS WHEREOF, the Company has caused this Warrant Agreement to be duly executed by its authorized officer as of the date first indicated above.

PHARMACYTE BIOTECH, INC.

By:
Name: Kenneth L. Waggoner
Title: Chief Executive Officer

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EXERCISE NOTICE

PHARMACYTE BIOTECH, INC.

WARRANT AGREEMENT DATED JANUARY 7, 2016

The undersigned Holder hereby irrevocably elects to purchase Warrant Securities pursuant to the above referenced Warrant Agreement. Capitalized terms used herein and not otherwise defined have the meanings set forth in the Warrant Agreement.

(1)	The undersigned Holder hereby exercises its right to purchase Warrant Securities pursuant to the Warrant Agreement.

(2)

(PLEASE CHECK ONE METHOD OF PAYMENT)

☐ The Holder shall pay the sum of $___ to the Company in accordance with the terms of the Warrant Agreement; or

☐ The Holder shall exercise one or more Warrants through a cashless exercise in accordance with the terms of the Warrant Agreement.

(3)	Pursuant to this Exercise Notice, the Company shall deliver to the holder Warrant Securities in accordance with the terms of the Warrant Agreement.

(4)	Please issue said Warrant Securities in the name of the undersigned or in such other name as is specified here: __________________________________.

(5)	By its delivery of this Exercise Notice, the undersigned represents and warrants to the Company that in giving effect to the exercise evidenced hereby the Holder will not beneficially own in excess of the number of shares of Common Stock (determined in accordance with Section 13(d) of the Securities Exchange Act of 1934) permitted to be owned under Section 11 of this Warrant to which this notice relates.

Dated: __________________________	Name of Holder:

(Print)

Name:
Title:
Date:

(Signature must conform in all respects to name of holder as specified on the face of the Warrant.)

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WARRANT EXERCISE LOG

Date	Number of Warrant Securities Available to be Exercised	Number of Warrant Securities Exercised	Number of Warrant Securities Remaining to be Exercised

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PHARMACYTE BIOTECH, INC.

WARRANT AGREEMENT DATED JANUARY 7, 2016

ASSIGNMENT FORM

(To assign the foregoing warrant or warrants, execute
this form and supply required information.
Do not use this form to exercise the warrant.)

FOR VALUE RECEIVED, [____] all of or [_______] Warrants and all rights evidenced thereby are hereby assigned to

_______________________________________________ whose address is

_______________________________________________________________.

_______________________________________________________________

Date: ______________, _______

Holder’s Signature: _____________________________

Holder’s Address: ______________________________

                                _______________________________

Signature Guaranteed: ___________________________________________

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant Agreement, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the Warrant Agreement.

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